Warrant liability	12 Months Ended
Mar. 31, 2025
Warrants and Rights Note Disclosure [Abstract]
Warrant liability [Text Block]

12.  Warrant liability

As part of the change in the Company's functional currency from the Canadian dollar to the U.S. dollar during the year ended March 31, 2025, all of the Company's issued and outstanding warrants were reclassified from equity to liability. The warrants have strike prices denominated in Canadian dollars and are not indexed to the Company's stock because of the change in functional currency.

Warrants outstanding

Balance, March 31, 2024	-
Reclassified from equity	5,243,727
Expired*	(2,023,727)
Balance, March 31, 2025	3,220,000

The warrant is re-valued each reporting period.  As at March 31, 2025, the warrant liability was revalued at $760 using the Black-Scholes option pricing model with the following assumptions:

	March 31, 2025	April 1, 2024

Stock price (C$)	$2.10	$4.54
Risk-free interest rate	2.43%	3.81% - 4.86%
Expected life (years)	1.75	0.16-2.74
Annualized volatility	85%	85% - 95%
Dividend rate	0%	0%

The warrants outstanding and exercisable as at March 31, 2025 are as follows:

Outstanding	Exercisable		Exercise Price	Expiry date

2,875,000 **	2,875,000	C$	6.00	December 28, 2026
345,000 **	345,000	C$	5.00	December 28, 2026
3,220,000	3,220,000

* On November 30, 2021, the Company completed an agreement with Stifel GMP as lead underwriter and sole book runner to include a syndicate of underwriters (the "Underwriters"), whereby the Underwriters will purchase, on a bought-deal basis, 3,834,100 special warrants of the Company (the "2021 Special Warrants") at a price of C$30.00 per Special Warrant for aggregate gross proceeds to the Company of C$115 million (the "Offering"). On January 12, 2022, each 2021 Special Warrant was deemed to be exercised into one Unit comprised of one common share of the Company and one-half of one common share purchase warrant (each whole common share purchase warrant being a "Warrant"). Each Warrant is exercisable for one share on or before May 30, 2024, at an exercise price of C$30.00 per Share. These warrants expired unexercised on May 30, 2024.

On December 1, 2021, the Company issued 106,677 warrants as consideration for an investment in Titan.io. Each Warrant is exercisable for one share on or before September 15, 2024, at an exercise price of C$30.00 per Share. These warrants expired unexercised on September 15, 2024.

** On December 28, 2023, the Company completed a bought-deal financing of 5,750,000 special warrants of the Company (the "2023 Special Warrants") at a price of C$5.00 per Special Warrant for aggregate gross proceeds to the Company of C$28.75 million (the "Offering"). Each 2023 Special Warrant entitles the holder to receive without payment of additional consideration, one unit of the Company upon exercise consisting of one common share and one-half of common share purchase warrant.

On February 2, 2024, the 2023 Special Warrants were deemed exercised into one unit of the Company comprised of one common share of the Company and one-half of one common share purchase warrant. Each whole warrant entitles the holder thereof to purchase one common share of the Company at an exercise price of C$6.00 per whole warrant until December 28, 2026. In consideration of services, the Underwriters received a cash commission of C$1.725 million, and 345,000 broker warrants. Each broker warrant entitles the holder to acquire one common share of the Company at an exercise price of C$5.00 per broker warrant until December 28, 2026. The broker warrants were valued at $1.28 million using the Black-Scholes option pricing model with the following assumptions: a risk-free interest rate of 3.51%, an expected volatility of 100%, an expected life of 3 years, a forfeiture rate of zero; and an expected dividend of zero. The Company also incurred C$257 in professional and other fees associated with the 2023 Special Warrant financing